UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2021

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Suite 100
Houston, Texas 77079
(Address of principal executive offices)

(713) 600-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	SPKE	The NASDAQ Global Select Market
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	SPKEP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2021, Spark Energy, Inc. (the “Company”) held a Special Meeting (the “Special Meeting”) of Shareholders at which the Company’s shareholders approved an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Via Renewables, Inc. (the “Name Change”). On August 6, 2021, the Company filed with the Delaware Secretary of State the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Name Change. Other than the Name Change, no changes were made to the Company’s Amended and Restated Certificate of Incorporation. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

In connection with the Company’s Name Change, the Company’s board of directors amended the Company’s Amended and Restated Bylaws to reflect the Name Change, also effective on August 6, 2021. Other than the Name Change, no changes were made to the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on August 6, 2021. A total of 31,651,130 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), and Class B common stock, par value $0.01 per share (the “Class B common stock” and, together with the Class A common stock, the “Common Stock”), representing 89.0% of the total shares of Common Stock outstanding and eligible to vote as of the record date, were represented in person or by valid proxies at the Special Meeting. The percentage constituted a quorum. The final results at the Special Meeting were as follows:

Proposal 1: The amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Via Renewables, Inc. was approved by the votes set forth in the table below:

For	Against	Abstain

30,858,844.00	638,694.00	153,592

Item 8.01 Other Events.

The Company issued a press release on August 9, 2021 announcing the Name Change to Via Renewables, Inc. and the corresponding change of its ticker symbols and CUSIP numbers, as described below. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the Name Change, the ticker symbols and CUSIP numbers for the Company’s Class A common stock and the Company’s 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Preferred Stock”) will change. At the beginning of trading on August 10, 2021, the Company’s Class A common stock is expected to begin trading on the NASDAQ Global Select Market under the ticker “VIA” and the CUSIP number will change to 92556D 106, and the Company’s Preferred Stock is expected to begin trading on the NASDAQ Global Select Market under the ticker “VIASP” and the CUSIP number will change to 92556D 205.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
99.1	Press Release of Spark Energy, Inc. dated August 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021

Spark Energy, Inc.

By:	/s/ James G. Jones II
Name:	James G Jones II
Title:	Chief Financial Officer

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